UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒      Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Chicago Mercantile Exchange Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The following presentation was made to the Class B shareholders of Chicago Mercantile Exchange Holdings Inc. on February 10, 2004.

Chicago Mercantile Exchange

[PHOTO HERE]

Member Meeting

Tuesday Feb 10, 2004

Competitive Situation: Liffe’s Eurodollar offering

Euronext.LIFFE will list Eurodollar on March 18

•	Euronext.LIFFE’s Product Offering

♦	Clone of CME Eurodollar futures and options

♦	Limited to 5 years out the curve

♦	Cross-margining with other LIFFE STIR products

•	Euronext.LIFFE’s Value Proposition: “The STIR Exchange”

♦	All Major short-term interest rate products under one roof

•	Euribor, Short Sterling, Short Swiss Franc, Yen and Eurodollar

♦	Traded One Exchange

•	One Platform

•	One Screen

•	One set of trading rules

•	One Margining System

Eurodollar Growth Strategy

Programs announced February 10

♦	Expanded Market Maker Program

♦	Handheld incentives

♦	Special Meeting of Class B Shareholders

Market Maker Program Enhancement

Current ETH Program Summary

•	Discounted fees for traders who make and fulfill a commitment to building and maintaining GLOBEX liquidity

♦	GLOBEX fees waived for members and member firms

Enhancements

•	Extend ETH program to include RTH session from 7:20 am to 2:00 pm

•	Expand the number of participants to target of 15

•	Include non-member proprietary trading firms and arcade

♦	22¢ all-in fee for non-member proprietary trading firms and arcades

Handheld Incentives

Promote side by side trading by providing the following incentives to handheld users:

•	Eliminate costs associated with electronic trading for accounts that average 500+ sides per day on handhelds

♦	Waive handheld hardware charge

♦	Waive VPN access charges

•	Trades for a member’s account will receive member rates if entered into a handheld by their lessee clerk

Special Meeting of Class B Shareholders

Proposal Summary

•	Grant CME Board the authority to transition trading in two near-by quarterly Eurodollar futures contracts to GLOBEX if GLOBEX volume in either contract does not achieve or falls below 25% of total RTH volume

•	For the two weeks immediately following the expiration of the near-by quarterly futures contract (e.g., March), only the new near-by contract (e.g. June) will be included in the calculation.

•	Liquidity on GLOBEX during RTH is increasing

•	Proposal gives Board the flexibility to act should we not meet the 25% threshold

•	Liquidity on GLOBEX during RTH is increasing

How we will determine the initial GLOBEX Percentage

For each day in the period March 8-12 we will:

•	Determine GLOBEX volume

♦	Volume for all March 04 and June 04 GLOBEX RTH trades

•	Determine Pit volume

♦	Includes all outrights in both March 04 and June 04 Contracts

♦	Only includes all March 04-June 04 spreads

♦	Does not include any pack, bundle, or spread that includes any contract other than March 04 and June 04

• Calculate	GLOBEX		=	GBX	%
	(Pit + GLOBEX	)

•	If average of all GBX% >= 25%, no action would be taken

•	If average of all GBX% is < 25%, action is authorized

GLOBEX Migration

% of RTH GLOBEX volume to Total RTH …

% of RTH GLOBEX

0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50%

1/2/04

1/4/04

1/6/04

1/8/04

1/10/04

1/12/04 June-04

1/14/04 March-04

1/16/04

1/18/04

1/20/04 Threshold @ 25%

1/22/04

1/24/04

1/26/04

1/28/04

1/30/04

2/1/04

2/3/04

2/5/04

NOTES

• Trade types 2 and 5 during pit hours are included in RTH GLOBEX volume.

• RTH GLOBEX volume + trade types 1 + March/June spreads are counted as Total RTH volume.

• Thus, the calculation excludes most trade type 6s (Pit spreads) including packs, bundles and any other spreads that include contracts apart from March and June to the extent that those spreads may continue to be traded on the floor.

Chicago Mercantile Exchange Inc. All rights reserved. 7

Mechanics of the Referendum

On or about
Notice of special meeting and proxy	Feb. 25, 2004

statement mailed to Class B shareholders of record

as of February 20, 2004

Class B shareholders may vote on the	Feb. 25 to March 16

proposal over the Internet, by telephone

or by returning the proxy card by mail.

Proxies not delivered in person must be received prior to

the special meeting as set forth in the proxy statement.

Special meeting	March 16, 2004

Class B shareholder may vote in person at the meeting

[CME LOGO]

Chicago Mercantile Exchange

[PHOTO HERE]

Member Meeting

Tuesday Feb 10, 2004

Eurodollar Growth Strategy

Previously CME has announced programs to

•	Expand our electronic product offering

♦	Enhance Eurodollar Options through Liquidity Direct

•	Enhance GLOBEX

♦	Additional implied calendars, packs, butterflies

♦	Upgrade processing capabilities

•	Attract new market participants

♦	European Incentive Plan

♦	Electronic Corporate Membership

♦	Asian Incentive Plan

Expand Electronic Product Offering

New Eurodollar options electronic market in 2004

•	Liquidity Direct platform

♦	Flexible electronic Eurodollar option trading platform

♦	Plans to include “e-RFQ for size”

♦	Transparent, competitive alternative to LIFFE’s “upstairs market”

•	Expected launch date late Summer 2004

Enhance GLOBEX

New features and improved performance

•	Expand implied spread trading (Eagle 2.0)

♦	Yearly and monthly calendar spreads

♦	Yearly packs

♦	3-month and yearly butterflies

•	Upgrade Processing Capabilities

Attract new market participants

Programs to make it easier for traders to “try CME”

•	Electronic Corporate Membership

♦	Targeted at Proprietary Trading Firms and Arcades

♦	44¢ flat rate for most electronic trades (big equity 88¢)

♦	Customer rates for open outcry trades

♦	Same B share holding requirements as current 106H membership—waived through October 2005

•	Asian Incentive Plan

♦	Targeted at banks and hedge funds in Pacific Rim

♦	18 month incentive program provides discounted fees through October 2005

	GLOBEX	Open outcry

FX	70¢	45¢
IR	44¢	49¢
EQ	$1.08	58¢
E-mini	54¢	N/A

* * *

Chicago Mercantile Exchange Holdings Inc. will file a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) regarding the Special Meeting of shareholders to be held on March 16, 2004. In addition, Chicago Mercantile Exchange Holdings Inc. will be filing a definitive proxy statement and other relevant documents concerning the Special Meeting with the SEC. Shareholders are urged to read the preliminary proxy statement, the definitive proxy statement and any other relevant documents filed with the SEC because they contain, or will contain, important information about Chicago Mercantile Exchange Holdings Inc. and the Special Meeting. The preliminary proxy statement and the definitive proxy statement and other relevant materials (when they become available), and any other documents filed by Chicago Mercantile Exchange Holdings Inc. with the SEC, may be obtained free of charge at the SEC’s Web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting Chicago Mercantile Exchange Holdings Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the preliminary proxy statement and the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Special Meeting.

Chicago Mercantile Exchange Holdings Inc., its directors, executive officers and certain other members of management and employees may be soliciting proxies from shareholders in favor of the proposal. Information concerning the participants in the solicitation will be set forth in the preliminary proxy statement to be filed by Chicago Mercantile Exchange Holdings Inc. with the SEC on February 10, 2004.